Advertising – Radio Ad

December 26, 2008

Baby boomers are nearing retirement.  If they buy income generating securities, this could create a new bull market for the now depressed income securities sector.  I'm GW, co-portfolio manager of the FAINX.  We created the FAINX to buy income generating securities that have fallen to what we believe are bargain levels.  If you're interested in income and appreciation potential, call us for an investor kit and prospectus.  Call me GW or my partner MM at 888-999-1395 (repeat).

Read the prospectus carefully before investing.  It includes information regarding the fund's investment objectives, risks, and expenses.  Past performance is no indication of future results.

Available thru Schwab, TD Ameritrade, Scottrade, E*Trade, and others.  Call us, the portfolio managers at 888-999-1395 (repeat).

Fallen Angels Income at Fallen Angels Income dot com.